UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 23, 2010
GAMETECH INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	000-23401 (Commission File Number)	33-0612983 (IRS Employer Identification No.)

8850 Double Diamond Parkway Reno, Nevada (Address of principal executive offices)		89521 (Zip Code)
(775) 850-6000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 1.01	Entry into a Material Definitive Agreement

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 9.01                     Financial Statements and Exhibits.

SIGNATURES

Section 1 – Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement.

Settlement and Release Agreement

On February 26, 2010, we completed a general release and severance agreement with Jay Meilstrup, our former Chief Executive Officer.  Pursuant to the general release and severance agreement, Mr. Meilstrup resigned from his employment with us and as a member of our Board of Directors effective February 23, 2010.

Pursuant to the general release and severance agreement, we and Mr. Meilstrup mutually released one another from, among other things, any and all claims, actions, causes of action, liabilities, demands, complaints, suits, damages, and costs, arising up to the effective date of the general release and severance agreement arising out of Mr. Meilstrup’s employment with us. In addition, Mr. Meilstrup released us from claims or charges relating to violations of certain employment laws.

In consideration for the release, we paid, or will pay, Mr. Meilstrup all of his previously unpaid base salary earned by him through the effective date of the general release and severance agreement, and a severance amount equal to his base salary at the time of termination together with reimbursement of family health and disability insurance for a period of 18 months.  In addition, all of Mr. Meilstrup’s stock options and restricted stock grants provided to him under any of our long-term incentive plans immediately vested on the effective date of the general release and severance agreement.

The general release and severance agreement is attached hereto as Exhibit 10.32 and is incorporated herein by reference.

Employment Letter Agreement

Effective February 24, 2010, we entered into a letter agreement with Floyd Glisson providing for the employment of Mr. Glisson as our President and Chief Executive Officer, effective March 15, 2010. The letter agreement has a continuous term as Mr. Glisson is considered an “at will” employee subject to termination at any time with or without prior notice from us.

The letter agreement provides for Mr. Glisson to receive an annual base salary of $350,000, and Mr. Glisson will also be eligible to participate in an incentive compensation plan that will be approved by our Board of Directors. In addition, as part of his compensation package, we granted to Mr. Glisson options to purchase 300,000 shares of our common stock, subject to approval of a new stock option plan by the Company’s stockholders. The options are scheduled to vest in three equal increments, with 100,000 options vesting on February 24, 2011, 100,000 vesting on February 24, 2012, and the remaining 100,000 shares vesting on August 13, 2012.  The exercise price for these options is equal to the closing price of our common stock on February 24, 2010.

Under the letter agreement, we will provide Mr. Glisson (i) reimbursement for reasonable expenses associated with his relocation to Reno, Nevada, and (ii) the right to participate in any medical, dental, vision, disability, and life insurance and 401K benefits.

If Mr. Glisson’s employment is terminated unilaterally by us within 12 months following a change in control (as defined in the letter agreement) without cause (as defined in the letter agreement), or if his compensation is reduced within 12 months following a change in control, (i) Mr. Glisson will receive his base salary for a period of 12 months, reasonable reimbursement for health care costs for a period of 18 months, and all bonus amounts he is entitled to, and (ii) all of his stock options will vest immediately.

The letter agreement is attached hereto as Exhibit 10.33 and is incorporated herein by reference.

Section 5 - Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

5.02(b) Resignation of Director and Principal Executive Officer

On February 23, 2010, Jay Meilstrup notified GameTech International, Inc. of his resignation as President and Chief Executive Officer and as a director, effective February, 23, 2010.  Mr. Meilstrup’s resignation was due to personal reasons and not as a result of any disagreement with the Company regarding the Company’s operations, policies or practices.

5.02(c) Appointment of Interim Principal Executive Officer

The Company’s Executive Chairman, Richard T. Fedor, will act as the Company’s interim Chief Executive Officer until Mr. Glisson’s appointment becomes effective on March 15, 2010.

Information about Mr. Fedor has been previously disclosed in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 2, 2009 and is incorporated herein by reference.

5.02(c) Appointment of Principal Executive Officer

We appointed Floyd Glisson as our President and Chief Executive Officer, effective March 15, 2010. Prior to joining our company, Mr. Glisson was a private investor and the managing member of several investment funds. He joined the board of directors of Acres Gaming, Inc. in 1997, was appointed to serve as CEO in 1998, and in 2000 also became Chairman of Acres Gaming.   Mr. Glisson served as both CEO and Chairman of Acres Gaming until the company became a subsidiary of International Game Technology, Inc. in 2003 and served as interim CEO until 2004.  Mr. Glisson also served as Senior Vice President, Finance and Administration and Chief Financial Officer for ConAgra Grocery Products Company, a unit of ConAgra, Inc., from April 1995 to July 1998.  The description set forth in Item 1.01 regarding Mr. Glisson’s employment relationship with us is hereby incorporated by reference in this Item 5.02.

On February 24, 2010, we issued a press release announcing the resignation of Mr. Meilstrup and the appointment of Mr. Glisson as President and Chief Executive Officer. A copy of this press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference in this Item 5.02.

 Section 9 - Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.32	General Release and Severance Agreement by and between the Registrant and Jay Meilstrup, dated as of February 26, 2010.
10.33	Letter Agreement by and between the Registrant and Jay Meilstrup, dated as of February 24, 2010.
99.1.	Press release from GameTech International, Inc. dated February 24, 2010 titled “GameTech International, Inc. Announces Bud Glisson as Chief Executive Officer”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GAMETECH INTERNATIONAL, INC.
By:	/s/ Marcia Martin
Marcia Martin
Chief Financial Officer

Date: March 1, 2010

EXHIBIT INDEX

Exhibit
Number

10.32	General Release and Severance Agreement by and between the Registrant and Jay Meilstrup, dated as of February 26, 2010.
10.33	Letter Agreement by and between the Registrant and Jay Meilstrup, dated as of February 24, 2010.
99.1.	Press release from GameTech International, Inc. dated February 24, 2010 titled “GameTech International, Inc. Announces Bud Glisson as Chief Executive Officer”